UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          February 27, 2015

ML WINTON FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51084	20-1227904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:   (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

(a)(1) ML Winton FuturesAccess LLC (the “Registrant”), ML Winton FuturesAccess Ltd. (the “Offshore Fund”), Merrill Lynch Alternative Investments LLC (the “MLAI”) and Winton Capital Management Limited (the “Trading Advisor”) are parties to an Advisory Agreement dated as of May 26, 2004 as amended by an Amendment to Advisory Agreement dated as of June 17, 2014 and further amended by an Amendment to Advisory Agreement dated as of August 14, 2014 (the “Advisory Agreement”). MLAI is the sponsor and manager of the Registrant and the sponsor of the Offshore Fund. Pursuant to the Advisory Agreement, the Trading Advisor  has provided commodity trading advisory services for the Registrant and the Offshore Fund, and has directed the trading activities of the Registrant and the Offshore Fund.

Prior to January 31, 2015, the Trading Advisor managed a separate account for the Offshore Fund.  As of January 31, 2015 the Offshore Fund transferred all of its assets previously in its separate managed account with the Trading Advisor to the Registrant in consideration for Units in the Registrant, and the Offshore Fund no longer directly invests in a separate managed account with the Trading Advisor but rather acts as a “feeder fund” by investing its assets in the Registrant.

On February 27, 2015, the Registrant, the Offshore Fund, MLAI and the Trading Advisor entered into certain amendments to the Advisory Agreement (the “Amendments”) and restated the amended Advisory Agreement (the “Amended and Restated Advisory Agreement”).  The Amended and Restated Advisory Agreement is effective as of January 31, 2015.

(2)   The Amendments revised the Advisory Agreement to reflect that the Trading Advisor no longer directly provides commodity trading advisory services to the Offshore Fund under the Advisory Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Advisory Agreement dated as of as February 27, 2015 among ML Winton FuturesAccess LLC, ML Winton FuturesAccess Ltd., Merrill Lynch Alternative Investments LLC and Winton Capital Management Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML WINTON FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC
Its:	Manager

By:	/s/ Barbra E. Kocsis
	Name:	Barbra E. Kocsis
	Position:	Chief Financial Officer

Date: March  5, 2015

ML WINTON FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Advisory Agreement dated as of as February 27, 2015 among ML Winton FuturesAccess LLC, ML Winton FuturesAccess Ltd., Merrill Lynch Alternative Investments LLC and Winton Capital Management Limited.